EXHIBIT 99.1

RPX Announces First Quarter 2017 Financial Results
CFO Robert Heath becomes Chief Strategy Officer, SVP David Anderson assuming CFO role

SAN FRANCISCO – May 2, 2017 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk and discovery management solutions, today announced its financial results for the first quarter ended March 31, 2017.

Highlights

Total revenue was $82.5 million, compared to $79.7 million in the first quarter of 2016.

•	Subscription revenue from patent risk management services—-including insurance—was $63.4 million, compared to $67.1 million in the prior year period.

•	Discovery services revenue was $18.0 million, compared to $10.6 million in the prior year period.

•	Fee-related revenue was $1.1 million.

"RPX made a solid start to 2017, with top and bottom line results in line with our expectations,” said Martin Roberts, Chief Executive Officer. “The patent market continues to represent significant risk for operating companies and RPX has a variety of solutions to help them mitigate that risk. Importantly, as the nature of patent risk has evolved in recent years, we continue to develop new services to address that risk and increase the value we provide to our clients.”

Summary Results

GAAP net income for the first quarter was $6.0 million or $0.12 per diluted share, compared to $4.2 million or $0.08 per diluted share in the first quarter of 2016.

Non-GAAP net income for the first quarter, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, realized losses on exchange of short-term investments, and their related tax effects, was $9.6 million or $0.19 per diluted share, compared to $7.8 million or $0.15 per diluted share in the first quarter of 2016.

Non-GAAP adjusted EBITDA was $55.9 million for the first quarter of 2017, less net patent spend of $31.1 million, resulting in non-GAAP adjusted EBITDA less net patent spend, the Company's preferred measure of adjusted pre-tax free cash flow, of $24.8 million for the first quarter of 2017.

As of March 31, 2017, RPX's patent segment had more than 300 clients, consisting of patent risk management network members and insurance clients. The Company provides patent risk management services to more than 400 companies, including those insured under policies sold to venture funds and industry trade associations.

Net patent acquisition spend during the quarter totaled $31.1 million, and included 19 patent transactions.

As of March 31, 2017, RPX had cash, cash equivalents and short-term investments of $226.6 million and long-term debt of $93.4 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the second quarter of fiscal 2017:

Subscription and Discovery revenue[1]	$79 - $82 million
Fee-related revenue	$0 million
Total revenue	$79 - $82 million
Operating income (non-GAAP)	$9 - $11 million
Net income (non-GAAP)	$5 - $7 million
Consolidated adjusted EBITDA (non-GAAP)	$51 - $52 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	49 million

The Company provided the following unchanged business outlook for the full year 2017:

Subscription revenue[1]	$240 - $250 million
Discovery revenue	$70 - $79 million
Fee-related revenue	$5 - $15 million
Total revenue	$315 - $344 million
Cost of revenue (non-GAAP)	$193 - $198 million
SG&A (non-GAAP)	$73 - $78 million
Net income (non-GAAP)	$31 - $42 million

Patent risk management adjusted EBITDA (non-GAAP)	$183 - $199 million
Discovery services adjusted EBITDA (non-GAAP)	$19 - $23 million
Total adjusted EBITDA (non-GAAP)	$202 - $222 million
Net patent spend	$110 - $115 million
Consolidated adjusted EBITDA less net patent spend (non-GAAP)	$87 - $112 million

Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	50 million

The Company provided the following supplemental information regarding amortization expense for the full year 2017:

Amortization of patent assets acquired through December 31, 2016	$127 million
Amortization of patent assets to be acquired during fiscal 2017	$29 - $32 million
Total amortization of patent assets	$156 - $159 million

Amortization of acquired intangible assets[2]	$8 - $9 million
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to the Company's insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

The above outlook is forward-looking. Actual results may differ materially. The Company is not able, at this time, to provide a forward-looking reconciliation to GAAP outlook for the non-GAAP financial metric outlook it has provided above for the second quarter and full year 2017 because of the difficulty of estimating certain items that are excluded from the non-GAAP financial metrics, including those items listed in "Use of Non-GAAP Financial

Information" below, the effect of which may be significant. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

Management Change

Separately the Company announced that Robert Heath, RPX’s Chief Financial Officer, has been promoted to Executive Vice President and Chief Strategy Officer, effective May 15, 2017. David Anderson, currently Senior Vice President, Corporate Development, has been named Chief Financial Officer.

“We’re delighted that Bob will now be able to devote 100% of his time to working with me on strategic initiatives, which are increasingly important as we develop new services to address an evolving market,” Roberts said. “And Dave is a Company veteran with deep knowledge of our business model and operations. Both have been important contributors to RPX’s success to date, and we look forward to continuing to benefit from their expertise.”

Previous to joining RPX Corporation, Mr. Heath served as Head of Strategy and Acquisitions at Technicolor, a leading supplier of technology and services to media companies, where he oversaw an acquisition and divestiture program which focused the company on services and technology licensing. Mr. Heath also has extensive experience as an investment banker, focused on technology and growth companies as well as experience as the Chief Financial Officer and Chief Operating Officer of an Internet service provider. Mr. Heath holds an MBA from the University of Chicago Booth School of Business and an AB from Harvard University.

Since joining RPX in 2010, Mr. Anderson has managed groups in corporate development, new business initiatives, syndicated transactions, and patent market intelligence. He joined RPX from The Boston Consulting Group where he was a core member of the Technology and Healthcare practice areas. Mr. Anderson holds an MBA from Harvard Business School, where he was a Baker Scholar, and an MA and BA from Stanford University.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on May 2, 2017. Parties in the United States and Canada can access the call by dialing 1-888-471-3843, using conference code 3577470. International parties can access the call by dialing 1-719-457-2642, using conference code 3577470.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk management and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of March 31, 2017, RPX had invested over $2 billion to acquire more than 17,500 US and international patent assets and rights on behalf of over 300 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated May 2, 2017 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP operating income, non-GAAP interest and other income (expense), net, non-GAAP net income, non-GAAP adjusted EBITDA, non-GAAP net income per share, and non-GAAP adjusted EBITDA less net patent spend.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from some or all of its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) other-than-temporary impairment on short-term investments, (6) realized losses on exchange of short-term investments, and (7) their related tax effects.

Management uses these non-GAAP measures to evaluate the Company’s financial results and trends, allocate internal resources, prepare and approve our annual budget, develop short- and long-term operating plans, assess the health of our business and determine company-wide incentive compensation. Management believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are adjusted to calculate our non-GAAP financial measures. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures.

The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include the statements by management, statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s new initiatives, the Company's ability to integrate and manage the acquisition of Inventus Solutions, Inc., and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Jen Costa
Market Street Partners	RPX Corporation
+1 415-445-3233	+1 415-852-3180
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Revenue	$82,512	$79,735
Cost of revenue	51,298	47,666
Selling, general and administrative expenses	21,121	26,895
Operating income	10,093	5,174
Interest and other income (expense), net:
Interest income	165	84
Interest expense	(908)	(350)
Other income, net	210	2,071
Total interest and other income (expense), net	(533)	1,805
Income before provision for income taxes	9,560	6,979
Provision for income taxes	3,567	2,742
Net income	$5,993	$4,237

Net income per share:
Basic	$0.12	$0.08
Diluted	$0.12	$0.08
Weighted-average shares used in computing net income per share:
Basic	48,676	52,063
Diluted	49,305	52,616

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$158,323	$100,111
Short-term investments	68,283	90,877
Restricted cash	653	500
Accounts receivable, net	37,276	64,395
Prepaid expenses and other current assets	9,020	4,524
Total current assets	273,555	260,407
Patent assets, net	204,365	212,999
Property and equipment, net	6,554	6,948
Intangible assets, net	53,894	56,050
Goodwill	152,139	151,322
Restricted cash, less current portion	965	965
Deferred tax assets	36,450	38,261
Other assets	9,595	8,337
Total assets	$737,517	$735,289

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,436	$3,197
Accrued liabilities	10,934	16,798
Deferred revenue	127,750	118,856
Current portion of long-term debt	7,099	6,474
Other current liabilities	1,316	1,484
Total current liabilities	149,535	146,809
Deferred revenue, less current portion	8,477	11,552
Deferred tax liabilities	3,882	4,023
Long-term debt, less current portion	86,335	88,110
Other liabilities	10,592	10,514
Total liabilities	258,821	261,008
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	363,317	360,462
Retained earnings	130,830	130,249
Accumulated other comprehensive loss	(15,456)	(16,435)
Total stockholders’ equity	478,696	474,281
Total liabilities and stockholders’ equity	$737,517	$735,289

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Operating activities
Net income	$5,993	$4,237
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,929	44,555
Stock-based compensation	2,734	4,929
Excess tax benefit from stock-based compensation	—	(23)
Amortization of premium on investments	471	549
Deferred income taxes	2,109	690
Unrealized foreign currency gain	(169)	(158)
Fair value adjustment on deferred payment obligations	—	(1,920)
Other	(484)	152
Changes in assets and liabilities, net of business acquired:
Accounts receivable	27,815	(19,277)
Prepaid expenses and other assets	(5,572)	4,508
Accounts payable	(819)	144
Accrued and other liabilities	(5,624)	(7,495)
Deferred revenue	5,819	24,238
Net cash provided by operating activities	75,202	55,129
Investing activities
Purchases of investments	(3,875)	(1,000)
Maturities of investments	25,875	35,136
Sales of investments	—	145,925
Business acquisition, net of cash acquired	—	(228,453)
Increase in restricted cash	(153)	(152)
Purchases of property and equipment	(362)	(983)
Acquisitions of patent assets	(31,379)	(16,048)
Net cash used in investing activities	(9,894)	(65,575)
Financing activities
Proceeds from issuance of term debt	—	100,000
Payments of debt issuance costs	—	(2,003)
Repayment of principal on term debt	(1,250)	—
Proceeds from exercise of stock options	422	79
Taxes paid related to net-share settlements of restricted stock units	(1,708)	(993)
Excess tax benefit from stock-based compensation	—	23
Payments of capital leases	(104)	(99)
Repurchase of common stock	(4,491)	(23,853)
Net cash provided by (used in) financing activities	(7,131)	73,154
Foreign-currency effect on cash and cash equivalents	35	22
Net increase in cash and cash equivalents	58,212	62,730
Cash and cash equivalents at beginning of period	100,111	94,983
Cash and cash equivalents at end of period	$158,323	$157,713

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Net income	$5,993	$4,237
Stock-based compensation[1]	2,875	5,022
Amortization of acquired intangible assets[2]	2,348	2,167
Fair value adjustment on deferred payment obligations[3]	—	(1,920)
Income tax adjustments[4]	(1,639)	(1,712)
Non-GAAP net income	$9,577	$7,794

Non-GAAP net income per share:
Basic	$0.20	$0.15
Diluted	$0.19	$0.15
Weighted-average shares used in computing non-GAAP net income per share:
Basic	48,676	52,063
Diluted	49,305	52,616

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Cost of revenue	$51,298	$47,666
Stock-based compensation[1]	(95)	—
Amortization of acquired intangible assets[2]	(525)	(458)
Non-GAAP cost of revenue	$50,678	$47,208

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Selling, general and administrative expenses	$21,121	$26,895
Stock-based compensation[1]	(2,780)	(5,022)
Amortization of acquired intangible assets[2]	(1,823)	(1,709)
Non-GAAP selling, general and administrative expenses	$16,518	$20,164

RPX Corporation
Reconciliation of GAAP to Non-GAAP Interest and Other Income (Expense), Net
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Interest and other income (expense), net	$(533)	$1,805
Fair value adjustment on deferred payment obligation[3]	—	(1,920)
Non-GAAP interest and other expense, net	$(533)	$(115)

RPX Corporation
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Net income	$5,993	$4,237
Provision for income taxes	3,567	2,742
Interest and other (income) expense, net	533	(1,805)
Stock-based compensation[1]	2,875	5,022
Depreciation and amortization	42,929	44,555
Non-GAAP adjusted EBITDA[5]	55,897	54,751
Net patent spend	(31,130)	(16,249)
Non-GAAP adjusted EBITDA less net patent spend	$24,767	$38,502

RPX Corporation
Additional Metrics
(in thousands, except client data)
(unaudited)

	For the Three Months Ended March 31,
Operating Metrics	2017	2016
Gross patent spend	$62,795	$16,324
Net patent spend	$31,130	$16,249

	As of and for the Three Months Ended March 31,
Financial Metrics	2017	2016
Subscription revenue[6]	$63,367	$67,112
Discovery revenue	18,026	10,578
Fee-related revenue	1,119	2,045
Total revenue	$82,512	$79,735
Cash, cash equivalents and short-term investments	$226,606	$204,246
Deferred revenue, current and non-current	$136,227	$139,992

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	RPX excludes fair value adjustments on its deferred payment obligations from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]	RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, provision for income taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.